Note 2 - Loans and Allowance for Credit Losses	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Loans, Notes, Trade and Other Receivables Disclosure [Text Block]
(2)	Loans and Allowance for Credit Losses

Loans are reported at their outstanding principal balances less unearned income, the allowance for credit losses at December 31, 2022 and the allowance for loan losses at December 31, 2021 and any deferred fees or costs on originated loans. Interest income on loans is accrued based on the principal balance outstanding. Loan origination fees, net of certain loan origination costs, are deferred and recognized as an adjustment to the related loan yield using a method which approximates the interest method.

For financial reporting purposes, the Company classifies its loan portfolio based on the underlying collateral utilized to secure each loan. This classification is consistent with that utilized in the Quarterly Report of Condition and Income filed by the Bank with the Federal Deposit Insurance Corporation (“FDIC”).

The classification of loans at  December 31, 2022 and 2021 is as follows:

	In Thousands
	2022	2021
Residential 1-4 family real estate	$854,970	$689,579
Commercial and multi-family real estate	1,064,297	908,673
Construction, land development and farmland	879,528	612,659
Commercial, industrial and agricultural	124,603	118,155
1-4 family equity lines of credit	151,032	92,229
Consumer and other	93,332	74,643
Total loans before net deferred loan fees	3,167,762	2,495,938
Net deferred loan fees	(14,153)	(12,024)
Total loans	3,153,609	2,483,914
Less: Allowance for credit losses	(39,813)	(39,632)
Net loans	$3,113,796	2,444,282

At December 31, 2022, variable rate and fixed rate loans totaled $2,546,325,000 and $621,437,000, respectively. At December 31, 2021, variable rate and fixed rate loans totaled $1,916,960,000 and $578,978,000, respectively.

Risk characteristics relevant to each portfolio segment are as follows:

Construction, land development and farmland: Loans for non-owner-occupied real estate construction or land development are generally repaid through cash flow related to the operation, sale or refinance of the property. The Company also finances construction loans for owner-occupied properties. A portion of the Company’s construction and land portfolio segment is comprised of loans secured by residential product types (residential land and single-family construction). With respect to construction loans to developers and builders that are secured by non-owner occupied properties that the Company may originate from time to time, the Company generally requires the borrower to have had an existing relationship with the Company and have a proven record of success. Construction and land development loans are underwritten utilizing independent appraisal reviews, sensitivity analysis of absorption and lease rates, market sales activity, and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Company until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

Residential 1-4 family real estate: Residential real estate loans represent loans to consumers or investors to finance a residence. These loans are typically financed on 15 to 30 year amortization terms, but generally with shorter maturities of 5 to 15 years. Many of these loans are extended to borrowers to finance their primary or secondary residence. Loans to an investor secured by a 1-4 family residence will be repaid from either the rental income from the property or from the sale of the property. This loan segment also includes closed-end home equity loans that are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home. Loans in this portfolio segment are underwritten and approved based on a number of credit quality criteria including limits on maximum Loan-to-Value (LTV), minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment.

1-4 family equity lines of credit: This loan segment includes open-end home equity loans that are secured by a first or second mortgage on the borrower’s residence. This allows customers to borrow against the equity in their home utilizing a revolving line of credit. These loans are underwritten and approved based on a number of credit quality criteria including limits on maximum LTV, minimum credit scores, and maximum debt to income. Real estate market values as of the time the loan is made directly affect the amount of credit extended and, in addition, changes in these residential property values impact the depth of potential losses in this portfolio segment. Because of the revolving nature of these loans, as well as the fact that many represent second mortgages, this portfolio segment can contain more risk than the amortizing 1-4 family residential real estate loans.

Commercial and multi-family real estate: Commercial and multi-family real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans (which are discussed below), in addition to those of real estate loans. These loans are viewed primarily as cash flow loans and secondarily as loans secured by real estate.

Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is generally largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The properties securing the Company’s commercial real estate portfolio are diverse in terms of type. This diversity helps reduce the Company’s exposure to adverse economic events that affect any single market or industry. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. The Company also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting the market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. Non-owner occupied commercial real estate loans are loans secured by multifamily and commercial properties where the primary source of repayment is derived from rental income associated with the property (that is, loans for which 50 percent or more of the source of repayment comes from third party, nonaffiliated rental income) or the proceeds of the sale, refinancing, or permanent financing of the property. These loans are made to finance income-producing properties such as apartment buildings, office and industrial buildings, and retail properties. Owner-occupied commercial real estate loans are loans where the primary source of repayment is the cash flow from the ongoing operations and business activities conducted by the party, or affiliate of the party, who owns the property.

Commercial and industrial: The commercial and industrial loan portfolio segment includes commercial and industrial loans to commercial customers for use in normal business operations to finance working capital needs, equipment purchases or other expansion projects. Also included in this category are PPP loans guaranteed by the SBA, which totaled $89,000 at December 31, 2022 and $5.0 million at December 31, 2021. Collection risk in this portfolio is driven by the creditworthiness of underlying borrowers, particularly cash flow from customers’ business operations. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral, if any, provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans, if any, may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and usually incorporates a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Consumer: The consumer loan portfolio segment includes non-real estate secured direct loans to consumers for household, family, and other personal expenditures. Consumer loans may be secured or unsecured and are usually structured with short or medium term maturities. These loans are underwritten and approved based on a number of consumer credit quality criteria including limits on maximum LTV on secured consumer loans, minimum credit scores, and maximum debt to income. Many traditional forms of consumer installment credit have standard monthly payments and fixed repayment schedules of one to five years. These loans are made with either fixed or variable interest rates that are based on specific indices. Installment loans fill a variety of needs, such as financing the purchase of an automobile, a boat, a recreational vehicle or other large personal items, or for consolidating debt. These loans may be unsecured or secured by an assignment of title, as in an automobile loan, or by money in a bank account. In addition to consumer installment loans, this portfolio segment also includes secured and unsecured personal lines of credit as well as overdraft protection lines. Loans in this portfolio segment are sensitive to unemployment and other key consumer economic measures.

The following tables present the Company’s nonaccrual loans, credit quality indicators and past due loans as of  December 31, 2022 and 2021.

Loans on Nonaccrual Status

In Thousands
	2022	2021
Residential 1-4 family real estate	$—	$—
Commercial and multi-family real estate	—	—
Construction, land development and farmland	—	—
Commercial, industrial and agricultural	—	—
1-4 family equity lines of credit	—	—
Consumer and other	—	—
Total	$—	$—

At December 31, 2022, the Company had no collateral dependent loans that were on non-accruing interest status. At  December 31, 2021, the Company had no impaired loans that were on non-accruing interest status.

There was no impact on net interest income given the lack of these types of loans for the years ended December 31, 2022 and  December 31, 2021. The impact on net interest income for these loans was not material to the Company’s results of operations for the year ended  December 31, 2020.

Potential problem loans, which include nonperforming loans, amounted to approximately $6.4 million at  December 31, 2022 compared to $7.7 million at December 31, 2021. Potential problem loans represent those loans with a well-defined weakness and where information about possible credit problems of borrowers has caused management to have serious doubts about the borrower’s ability to comply with present repayment terms. This definition is believed to be substantially consistent with the standards established by the FDIC, the Company’s primary federal regulator, for loans classified as special mention, substandard, or doubtful, excluding the impact of nonperforming loans.

The following table presents our loan balances by primary loan classification and the amount classified within each risk rating category. Pass rated loans include all credits other than those included in special mention, substandard and doubtful which are defined as follows:

•

Special mention loans have potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the Company’s credit position at some future date.

•

Substandard loans are inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Assets so classified must have a well-defined weakness or weaknesses that jeopardize liquidation of the debt. Substandard loans are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

•

Doubtful loans have all the characteristics of substandard loans with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. The Company considers all doubtful loans to be collateral dependent and places the loans on nonaccrual status.

Credit Quality Indicators

The following table presents loan balances classified within each risk rating category by primary loan type and based on year of origination as well as current period gross charge-offs by primary loan type and based on year of origination as of  December 31, 2022.

	In Thousands
							Revolving
	2022	2021	2020	2019	2018	Prior	Loans	Total
December 31, 2022
Residential 1-4 family real estate:
Pass	$288,041	262,690	106,107	61,984	29,526	83,503	17,751	849,602
Special mention	245	300	885	62	115	1,955	349	3,911
Substandard	—	—	—	131	—	1,326	—	1,457
Total Residential 1-4 family real estate	$288,286	262,990	106,992	62,177	29,641	86,784	18,100	854,970
Residential 1-4 family real estate:
Current-period gross charge-offs	$—	—	—	—	—	8	—	8
Commercial and multi-family real estate:
Pass	$269,129	246,265	161,326	107,908	74,494	168,541	36,342	1,064,005
Special mention	—	—	162	—	—	40	—	202
Substandard	—	—	—	—	—	90	—	90
Total Commercial and multi-family real estate	$269,129	246,265	161,488	107,908	74,494	168,671	36,342	1,064,297
Commercial and multi-family real estate:
Current-period gross charge-offs	$—	—	—	—	—	—	—	—
Construction, land development and farmland:
Pass	$364,681	237,051	90,341	9,648	5,212	9,445	163,076	879,454
Special mention	—	—	—	—	—	60	—	60
Substandard	—	—	—	—	—	14	—	14
Total Construction, land development and farmland	$364,681	237,051	90,341	9,648	5,212	9,519	163,076	879,528
Construction, land development and farmland:
Current-period gross charge-offs	$—	—	—	—	—	1	—	1
Commercial, industrial and agricultural:
Pass	$39,222	10,812	15,743	20,441	5,062	4,641	28,567	124,488
Special mention	—	44	17	—	—	47	—	115
Substandard	—	—	—	—	—	—	—	—
Total Commercial, industrial and agricultural	$39,229	10,856	15,760	20,441	5,062	4,688	28,567	124,603
Commercial, industrial and agricultural:
Current-period gross charge-offs	$21	—	—	—	—	—	—	21
1-4 family equity lines of credit:
Pass	$—	—	—	—	—	—	150,849	150,849
Special mention	—	—	—	—	—	—	67	67
Substandard	—	—	—	—	—	—	116	116
Total 1-4 family equity lines of credit	$—	—	—	—	—	—	151,032	151,032
1-4 family equity lines of credit:
Current-period gross charge-offs	$—	—	—	—	—	—	—	—
Consumer and other:
Pass	$28,487	11,163	18,075	5,995	345	6,757	22,166	92,988
Special mention	74	130	20	2	—	—	—	226
Substandard	74	19	13	—	11	1	—	118
Total Consumer and other	$28,635	11,312	18,108	5,997	356	6,758	22,166	93,332
Consumer and other:
Current-period gross charge-offs	$66	74	41	1	—	—	1,345	1,527

The following table presents loan balances classified within each risk rating category based on year of origination as of  December 31, 2022.

	In Thousands
	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total
December 31, 2022
Pass	$989,560	767,981	391,592	205,976	114,639	272,887	418,751	3,161,386
Special mention	326	474	1,084	64	115	2,102	416	4,581
Substandard	74	19	13	131	11	1,431	116	1,795
Total	$989,960	768,474	392,689	206,171	114,765	276,420	419,283	3,167,762

The following table outlines the risk category of loans as of December 31, 2021.

	In Thousands

	Residential 1-4 Family Real Estate	Commercial and Multi-family Real Estate	Construction, Land Development and Farmland	Commercial, Industrial and Agricultural	1-4 Family Equity Lines of Credit	Consumer and Other	Total
Credit Risk Profile by Internally Assigned Grade
December 31, 2021
Pass	$682,527	908,409	612,537	118,058	92,208	74,513	2,488,252
Special mention	5,566	—	93	96	11	89	5,855
Substandard	1,486	264	29	1	10	41	1,831
Total	$689,579	908,673	612,659	118,155	92,229	74,643	2,495,938

Age Analysis of Past Due Loans

	In Thousands
	30-59 Days Past Due	60-89 Days Past Due	Nonaccrual and Greater Than 89 Days	Total Nonaccrual and Past Due	Current	Total Loans	Recorded Investment Greater Than 89 Days and Accruing
December 31, 2022
Residential 1-4 family real estate	$2,046	1,080	426	3,552	851,418	854,970	$426
Commercial and multi-family real estate	397	1,626	400	2,423	1,061,874	1,064,297	400
Construction, land development and farmland	591	—	—	591	878,937	879,528	—
Commercial, industrial and agricultural	49	62	—	111	124,492	124,603	—
1-4 family equity lines of credit	74	77	—	151	150,881	151,032	—
Consumer and other	403	184	43	630	92,702	93,332	43
Total	$3,560	3,029	869	7,458	3,160,304	3,167,762	$869
December 31, 2021
Residential 1-4 family real estate	$2,072	169	357	2,598	686,981	689,579	$357
Commercial and multi-family real estate	—	—	—	—	908,673	908,673	—
Construction, land development and farmland	1,154	215	—	1,369	611,290	612,659	—
Commercial, industrial and agricultural	58	81	—	139	118,016	118,155	—
1-4 family equity lines of credit	170	—	9	179	92,050	92,229	9
Consumer and other	288	99	23	410	74,233	74,643	23
Total	$3,742	564	389	4,695	2,491,243	2,495,938	$389

Loans are charged off when management believes that the full collectability of the loan is unlikely. As such, a loan  may be partially charged-off after a “confirming event” has occurred which serves to validate that full repayment pursuant to the terms of the loan is unlikely.

Transactions in the allowance for credit losses for the year ended  December 31, 2022 is summarized as follows:

	In Thousands
	Residential 1-4 Family Real Estate	Commercial and Multi-family Real Estate	Construction, Land Development and Farmland	Commercial, Industrial and Agricultural	1-4 family Equity Lines of Credit	Consumer and Other	Total
December 31, 2022
Allowance for credit losses:
Beginning balance	$9,242	16,846	9,757	1,329	1,098	1,360	39,632
Impact of adopting ASC 326	(3,393)	(3,433)	(266)	219	(324)	(367)	(7,564)
Provision	1,353	1,886	3,795	(117)	396	1,343	8,656
Charge-offs	(8)	—	(1)	(21)	—	(1,527)	(1,557)
Recoveries	116	—	20	27	—	483	646
Ending balance	$7,310	15,299	13,305	1,437	1,170	1,292	39,813

The following tables detail the allowance for loan losses and recorded investment in loans by loan classification and by impairment evaluation method as of  December 31, 2021 and  December 31, 2020, as determined in accordance with ASC 310 prior to the adoption of ASC 326:

	In Thousands
	Residential 1-4 Family Real Estate	Commercial and Multi-family Real Estate	Construction, Land Development and Farmland	Commercial, Industrial and Agricultural	1-4 family Equity Lines of Credit	Consumer and Other	Total
December 31, 2021
Allowance for loan losses:
Beginning balance	$8,203	18,343	8,090	1,391	997	1,515	38,539
Provision	971	(1,497)	1,296	(35)	101	307	1,143
Charge-offs	—	—	(23)	(33)	—	(992)	(1,048)
Recoveries	68	—	394	6	—	530	998
Ending balance	$9,242	16,846	9,757	1,329	1,098	1,360	39,632
Ending balance individually evaluated for impairment	—	—	—	—	—	—	—
Ending balance collectively evaluated for impairment	$9,242	16,846	9,757	1,329	1,098	1,360	39,632
Loans:
Ending balance	$689,579	908,673	612,659	118,155	92,229	74,643	2,495,938
Ending balance individually evaluated for impairment	$134	531	—	—	—	—	665
Ending balance collectively evaluated for impairment	$689,445	908,142	612,659	118,155	92,229	74,643	2,495,273

	In Thousands
	Residential 1-4 Family Real Estate	Commercial and Multi-family Real Estate	Construction, Land Development and Farmland	Commercial, Industrial and Agricultural	1-4 family Equity Lines of Credit	Consumer and Other	Total
December 31, 2020
Allowance for loan losses:
Beginning balance	$7,267	12,231	6,184	1,059	889	1,096	28,726
Provision	883	5,812	1,733	341	74	853	9,696
Charge-offs	—	—	—	(9)	(7)	(898)	(914)
Recoveries	53	300	173	—	41	464	1,031
Ending balance	$8,203	18,343	8,090	1,391	997	1,515	38,539

The following table presents the amortized cost basis of collateral dependent loans at  December 31, 2022 which are individually evaluated to determine expected credit losses:

	In Thousands
	Real Estate	Other	Total
December 31, 2022
Residential 1-4 family real estate	$130	—	130
Commercial and multi-family real estate	508	—	508
Construction, land development and farmland	—	—	—
Commercial, industrial and agricultural	—	—	—
1-4 family equity lines of credit	—	—	—
Consumer and other	—	—	—
	$638	—	638

The following table presents impaired loans at  December 31, 2021 as determined under ASC 310 prior to the adoption of ASC 326. Impaired loans generally include nonaccrual loans, troubled debt restructurings, and other loans deemed to be impaired but that continue to accrue interest. Presented are the recorded investment, unpaid principal balance and related allowance of impaired loans at  December 31, 2021 by loan classification:

	In Thousands
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Average Recorded Investment	Interest Income Recognized
December 31, 2021
With no related allowance recorded:
Residential 1-4 family real estate	$136	134	—	614	7
Commercial and multi-family real estate	532	531	—	303	25
Construction, land development and farmland	—	—	—	—	—
Commercial, industrial and agricultural	—	—	—	—	—
1-4 family equity lines of credit	—	—	—	—	—
Consumer and other	—	—	—	—	—
	$668	665	—	917	32
With allowance recorded:
Residential 1-4 family real estate	$—	—	—	602	—
Commercial and multi-family real estate	—	—	—	342	—
Construction, land development and farmland	—	—	—	—	—
Commercial, industrial and agricultural	—	—	—	—	—
1-4 family equity lines of credit	—	—	—	—	—
Consumer and other	—	—	—	—	—
	$—	—	—	944	—
Total:
Residential 1-4 family real estate	$136	134	—	1,216	7
Commercial and multi-family real estate	532	531	—	645	25
Construction, land development and farmland	—	—	—	—	—
Commercial, industrial and agricultural	—	—	—	—	—
1-4 family equity lines of credit	—	—	—	—	—
Consumer and other	—	—	—	—	—
	$668	665	—	1,861	32

The Company’s loan portfolio includes certain loans that have been modified in a troubled debt restructuring (TDR), where economic or other concessions have been granted to borrowers who have experienced or are expected to experience financial difficulties. The concessions typically result from the Company’s loss mitigation activities and could include reductions in the interest rate, payment extensions, forgiveness of principal, forbearance or other actions. Certain TDRs are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

The following table summarizes the carrying balances of TDRs at  December 31, 2022 and  December 31, 2021 (dollars in thousands):

	2022	2021
Performing TDRs	$778	876
Nonperforming TDRs	150	165
Total TDRs	$928	1,041

The following table outlines the amount of each TDR categorized by loan classification for the years ended  December 31, 2022, 2021  and 2020 (dollars in thousands):

	December 31, 2022			December 31, 2021
	Number of Loans	Pre Modification Outstanding Recorded Investment	Post Modification Outstanding Recorded Investment, Net of Related Allowance	Number of Loans	Pre Modification Outstanding Recorded Investment	Post Modification Outstanding Recorded Investment, Net of Related Allowance
Residential 1-4 family real estate	—	$—	$—	—	$—	$—
Commercial and multi-family real estate	—	—	—	—	—	—
Construction, land development and farmland	—	—	—	—	—	—
Commercial, industrial and agricultural	—	—	—	—	—	—
1-4 family equity lines of credit	—	—	—	—	—	—
Consumer and other	—	—	—	—	—	—
Total	—	$—	$—	—	$—	$—

December 31, 2020
	Number of Loans	Pre Modification Outstanding Recorded Investment	Post Modification Outstanding Recorded Investment, Net of Related Allowance
Residential 1-4 family real estate	—	$—	$—
Commercial and multi-family real estate	1	111	132
Construction, land development and farmland	—	—	—
Commercial, industrial and agricultural	—	—	—
1-4 family equity lines of credit	—	—	—
Consumer and other	—	—	—
Total	1	$111	$132

As of  December 31, 2022, 2021 and 2020 the Company did not have any loan previously classified as a TDR default within twelve months of the restructuring. A default is defined as an occurrence which violates the terms of the receivable’s contract.

As of  December 31, 2022 the Bank had $11,000 of consumer mortgage loans in the process of foreclosure. As of December 31, 2021 the Bank had $262,000 of consumer mortgage loans in the process of foreclosure.

The Company’s principal customers are primarily in Middle Tennessee. Credit is extended to businesses and individuals and is evidenced by promissory notes. The terms and conditions of the loans including collateral vary depending upon the purpose of the credit and the borrower’s financial condition. In the normal course of business, Wilson Bank has made loans at prevailing interest rates and terms to directors and executive officers of the Company and to their affiliates. The aggregate amount of these loans was $6,859,000 and $5,725,000 at  December 31, 2022 and 2021, respectively. None of these loans were restructured, charged-off or involved more than the normal risk of collectibility or presented other unfavorable features during the three years ended December 31, 2022.

An analysis of the activity with respect to such loans to related parties is as follows:

	In Thousands
	December 31,
	2022	2021
Balance, January 1	$5,725	$7,675
New loans and renewals during the year	13,379	11,009
Repayments (including loans paid by renewal) during the year	(12,245)	(12,959)
Balance, December 31	$6,859	$5,725

In 2022, 2021 and 2020, Wilson Bank originated mortgage loans for sale into the secondary market of $106,601,000, $215,813,000 and $213,483,000, respectively. The fees and gain on sale of these loans totaled $2,973,000, $9,997,000 and $9,560,000 in 2022, 2021 and 2020, respectively.

In some instances, Wilson Bank sells loans that contain provisions which permit the buyer to seek recourse against Wilson Bank in certain circumstances. At  December 31, 2022 and 2021, total mortgage loans sold with recourse in the secondary market aggregated $84,162,000 and $165,061,000, respectively. At December 31, 2022, Wilson Bank has not been required to repurchase a significant amount of the mortgage loans originated by Wilson Bank and sold in the secondary market. Management expects no material losses to result from these recourse provisions.